                          EVERGREEN SPECIALTY
                           GROWTH AND INCOME
                                 FUNDS

              (Photos of a dam, power lines and buildings)

                           1995 ANNUAL REPORT

                            (Photo of trees)

                   (Evergreen tree logo appears here)

                  EVERGREEN SPECIALTY GROWTH AND INCOME FUNDS
                               TABLE OF CONTENTS

                                                  A Review of the Past Year
                                                  and Prospects for the Future..............................................     1
(Photo of                          TAX STRATEGIC  A Report From Your Portfolio Managers.....................................     3
a dam)                           FOUNDATION FUND  Results to Date...........................................................     6
                                                  Statement of Investments..................................................     7
                                                  Statement of Assets and Liabilities.......................................    11
                                                  Statement of Operations...................................................    12
                                                  Statement of Changes in Net Assets........................................    13
                                                  Financial Highlights......................................................    14

(Photo of                                UTILITY  A Report From Your Portfolio Manager......................................   16
power lines)                                FUND  Results to Date...........................................................   17
                                                  Statement of Investments..................................................   18
                                                  Statement of Assets and Liabilities.......................................   20
                                                  Statement of Operations...................................................   21
                                                  Statement of Changes in Net Assets........................................   22
                                                  Financial Highlights......................................................   23

(Photo of                              SMALL CAP  A Report From Your Portfolio Manager......................................   24
buildings)                         EQUITY INCOME  Results to Date...........................................................   27
                                            FUND  Statement of Investments..................................................   28
                                                  Statement of Assets and Liabilities.......................................   30
                                                  Statement of Operations...................................................   31
                                                  Statement of Changes in Net Assets........................................   32
                                                  Financial Highlights......................................................   33
                                                  Combined Notes to Financial Statements....................................   35
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   42
                                                  Independent Auditors' Report -- KPMG Peat Marwick LLP.....................   43
                                                  Report of Independent Auditors -- Ernst & Young LLP.......................   44
                                                  Trustees and Officers.........................................Inside Back Cover

                  EVERGREEN SPECIALTY GROWTH AND INCOME FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   As 1995 ended, there was a general high level of       (Photo of
confidence in the national ability to control             Stephen A. Lieber)
inflation. In the broadest consensus on economic
matters that we had seen in decades, we found
expectations that the United
States will have no more than a 2.5% rate of inflation through 1996. Expectations of controlled inflation allowed interest rates to fall, as measured by the 30-year U. S. Treasury bond, from a peak of almost 8% at the beginning of 1995, to 6% in December. Investors throughout the world normally expect a 3% real (net after inflation) rate of return, and in some periods of greater volatility in the inflation rate, up to a 4% real rate of return. Assuming a 2.5% inflation rate, real returns at the end of 1995 calculated to be 3.5%. If the rate of inflation remains steadily below 2.5%, or even trends downward in 1996, it is reasonable to expect that long-term interest rates will range around current levels or, move even lower, but with one caveat.
   That caveat has to do with the value of the dollar relative to the currencies of the other major trading nations. Since the beginning of the current major decline in interest rates in August, the dollar has been gradually stronger against the German mark and the Japanese yen. This has supported international confidence in investing in dollar obligations, as has the decline in our inflation rate. Thus, we must look at 1996 prospects for the dollar as well as for our inflation rate. The dollar is subject to political risks as well as economic trends.
   The central political issue related to the dollar and, in the longer run, to inflation prospects has to do with the United States budget deficit, notwithstanding that its deficit as a percentage of Gross Domestic Product ranks the U.S. comparative position as one of the lowest among major industrial nations. If the current negotiations between the legislative and the executive branches over budget legislation produce a program for deficit control which will be widely considered likely to succeed, there should be broader foreign confidence in our currency and less apprehension over the resurgence of inflation.
   The key challenge to the equity markets in this environment of preoccupation with inflation control and deficit reduction is whether fiscal policy and corporate strategies will permit sufficient growth to meet investor expectations of increasing corporate earnings. Corporations are focused on tight cost control to compete globally. Frequently, corporate productivity gains, particularly for manufacturing and service industries, are obtained through employment reduction. This has deflationary consequences that may prove positive to the bond market, but inherently slows consumer demand and creates a drag effect on production growth. Our conclusion is that the economic and political conditions likely to prevail at least at the beginning of 1996, will tend to support expectations of controlled inflation, but not allow rapid expansion of corporate profits. For those equity investors who anticipate earnings growth from corporations positively affected by sustained lower interest rates, the environment should be offering satisfactory returns. For those who expect sizable growth in cyclical industries, the likelihood is that such returns will only be obtained by corporations with classical turnaround situations, restructuring, or the introduction of new or higher profit-margin products. Outstanding profit gains are likely to be readily achieved by companies with either innovative products or services, or participation in exceptionally high-growth markets.
   We see 1996 as a year of less widespread gains than those of 1995, as optimism will likely be tempered by the realization that effective inflation control and cost reduction by government and industry incurs the risk of slowed growth. However, the real return-driven demand in a low-inflation environment should support new opportunities in both bonds and equities.
   Investing for both growth and income could well prove particularly rewarding in 1996 if the securities
                                                                               1

                  EVERGREEN SPECIALTY GROWTH AND INCOME FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
markets remain highly sensitive to changes in economic direction. Frequent and sizable volatility is likely as consensus expectations change regarding the prospects for specific industries and sectors within those industries. Investment direction will be driven by the vast and continuing flows of new savings into the equity markets from employee benefit plans, personal savings, and institutional resources, all impacted by declining bond market yield alternatives. Attention may well shift rapidly from industry to industry as expectations change. Those companies with the implicit stability of earnings trends to have established dividend policies and, even increasing dividend trends, should have a lower level of downside volatility in weaker markets. Additionally, many companies which are oriented toward returns on equity, increasingly choose to use excess cash flow to buy back their shares rather than pay out higher dividends. This, too, provides a support for equity prices in volatile, downward phases of market fluctuation. We expect to see a sustained pattern of corporate buy-backs in 1996. Our overall expectations are for a continued slower economy in an environment of lower inflation where investors and investment managers will have to concentrate both their new purchases and their retention of long-term investments on those companies with superior growth possibilities notwithstanding a possibly lackluster economy.
2

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
JAMES T. COLBY, III
   Evergreen Tax Strategic Foundation Fund's total return        (Photos of
(Class Y, no-load shares) for the twelve months ended December   Stephen A.
31, 1995 was 27.3%*, exceeding the 25.2% return of the Lipper    Lieber and
Balanced Funds average of 220 balanced funds tracked by Lipper   James T.
during that time**. The Fund's performance is especially         Colby, III)
notable considering the lower yield of its tax exempt bond portfolio when compared with balanced funds with taxable bonds. Evergreen Tax Strategic Foundation Fund's total return ranked #1 among the 143 balanced funds tracked by Lipper for the period since its inception on November 2, 1993, through December 31, 1995. The Fund's average annual compound return for that time was 15.4%, compared with 10.7% for the Lipper
Balanced Funds average. The Fund's total return ranked #50 among 220 balanced funds tracked by Lipper for the twelve months ended December 31. (For additional performance information, please see page 6.)
   For 1995, the Fund provided capital appreciation and risk protection in a tax-efficient investment structure. Of the dividend income paid to shareholders, 59.9% was tax-exempt.
Long-term capital gains were minimal, and the taxable ordinary gains were 4.4%. Where possible, dividend income was minimized, as the Fund focused on investment in companies that provide a partial return of capital dividend. The majority of equity holdings are in companies with large stock buy-back programs used to employ distributable funds in lieu of paying them out as taxable dividends. The equity portfolio provided a return of 41.0% for the year.
   The equity portfolio of the Fund provided many outstanding gains throughout the year. Following are the Fund's top ten equity performances in 1995:

   1) Southern Energy Homes, Inc.         +113.5%
   2) Bank of Boston Corp.                 +91.0%
   3) Baybanks, Inc.                       +85.8%
   4) CWM Mortgage Holdings, Inc.          +79.5%
   5) Intel Corp.                          +73.9%
   6) Hewlett-Packard Co.                  +65.8%
   7) Roanoke Electric Steel Corp.         +57.7%
   8) Barnett Banks, Inc.                  +53.4%
   9) Burlington Northern Sante Fe         +47.7%
  10) FFE Financial Corp.                  +40.0%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES IS NOT AVAILABLE AS THOSE CLASSES WERE NOT IN EXISTENCE FOR THE FULL 12-MONTH PERIOD ENDED 12/31/95. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
WHILE THE INCOME FROM MUNICIPAL SECURITIES IS EXEMPT FROM FEDERAL INCOME TAX, IT MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
** LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR.
                                                                               3

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)

  In contrast, on the negative side, only two holdings declined more than 10%. These were Micron Technology, Inc., down 26.4%, and Lincare Holdings, Inc., down 11.9%.
  The Fund's strategy parallels the basic strategy of Evergreen Foundation Fund in its search for companies which we feel are undervalued and offer growth potential. Four of the Fund's financial holdings proved their undervaluation through merger and acquisition offers, one of which was completed: Coral Gables Fedcorp, Inc., (purchased in July, 1994), was acquired by First Union Corporation in June 1995, providing a gain of 29.4% to the Fund. Two other holdings have received acquisition offers and, while the acquisitions have not yet been completed, the Fund has benefited through the appreciation. They are as follows: FFE Financial Corp. (purchased in July, 1995) has received an acquisition bid from SouthTrust Corp., providing an appreciation of 40.3%, and Baybanks, Inc. has received an acquisition bid from Bank of Boston Corp. providing an appreciation of 114.5% over the Fund's original purchase in November, 1993, and a doubling of the Fund's average cost+. In addition, Meridian Bancorp, Inc. (purchased in August, 1994) is to be acquired by CoreStates Financial Corp. We sold our shares of Meridian Bancorp in October, 1995, for a 39.2% gain to the Fund.
  Growth through advancing technology is represented in Evergreen Tax Strategic Foundation Fund through key holdings. These are: Avnet, Inc. (the largest distributor of electronics components), Hewlett-Packard Co. (a major, integrated producer of electronic instruments, computers, and systems), and Intel Corp. (the world's largest and leading producer of integrated circuits). These three holdings represent 5.9% of the portfolio's net assets at fiscal year-end. Each was purchased with the conviction that they represented undervalued growth opportunities, beginning with the purchase of Intel Corp. at the inception of the Fund in 1993. At 1995 year-end, Intel Corp. was the second largest holding in the Fund, behind Bank of Boston.
  The Fund's fixed income portfolio is fundamentally constructed with the highest quality tax-exempt obligations, insured++ and stand-alone triple A-rated bonds, and short-term tax-exempt triple A-rated paper. The primary goal is to seek capital appreciation, together with yield, from the highest quality tax-exempt obligations. The tax-exempt portfolio, as a whole, including short-term cash reserves, provided an 18.5% return during 1995, an attractive return as compared with 17.5% return for the Lehman Municipal Insured Index. The strategy for tax-exempt investment during the year was primarily one of moving from short or intermediate-term maturities, to longer maturities. The program was particularly accelerated after August when we anticipated that the U.S. bond interest rate structure would decline consequent to the German Bundesbank interest rate reduction that month. At year-end, the portfolio of bonds had a duration of 8.76 years, and an average maturity of 13.79 years.
  We found the tax-exempt bond market increasingly attractive relative to the taxable bond market as the spread between high-grade taxable interest rates and high-grade tax-exempt rates became narrower than usual. The generally accepted reason for this disparity is that the political discussion of a possible flat tax has made many investors fearful that tax-exemption will be eliminated for municipal, state, and agency issued bonds. We have held to the view that this is highly unlikely to happen.
  The year-end asset allocation of the Fund, 52.4% in tax-exempt bonds and short-term paper, and 46.4% in common stocks, is consistent with the Fund's portfolio goals. We find these allocations appropriate in present circumstances, with a portion of the tax-exempt monies held in short-term paper, to maintain our flexibility to move either into equities or longer-term fixed commitments, as we see the appropriate trends and opportunities.
+ THE FUND MAY BE NEGATIVELY IMPACTED SHOULD THESE PENDING ACQUISITIONS NOT BE COMPLETED.
++ INSURED AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST. THE FUND ITSELF IS NOT INSURED, NOR IS THE VALUE OF ITS SHARES GUARANTEED.
4

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)

  We believe the Fund is well-positioned for an environment of slow industrial growth, contained inflation, and prospects for a moderately declining interest rates and steepening yield curve though lower short-term rates. We are prepared to be flexible in our selection of duration and maturities among the bond holdings, in order to seek out the appropriate combination of the best protection of assets, the highest yield, and the greatest possibility for capital appreciation. Our policy of investing in insured or triple A-rated tax-exempt securities allows us to concentrate on the economic and interest rate developments without undue risks of credit quality. We believe this is a sound base on which to continue to build an outstanding investment performance for this Fund which seeks to provide a tax-exempt and tax-oriented foundation of an investment portfolio.
  We very much appreciate the support of the new shareholders who have joined us in the last year and, of course, those who have been with us from the inception of the Fund. We are optimistic that we will again provide superior, tax-effective investment results in 1996.
                                                                               5

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN TAX STRATEGIC FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Tax Strategic Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and the Lehman Municipal Bond Index ("Indexes").

     (Four line graphs appear here with the following plot points:)

                                CLASS A
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=18.9%

                                         1/17/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN TAX STRATEGIC FOUNDATION FUND
LEHMAN MUNICIPAL BOND INDEX
S&P 500

                                CLASS B
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=20.6%

                                         1/6/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN TAX STRATEGIC FOUNDATION FUND
LEHMAN MUNICIPAL BOND INDEX
S&P 500



                                CLASS C
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=20.2%

                                         3/3/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN TAX STRATEGIC FOUNDATION FUND
LEHMAN MUNICIPAL BOND INDEX
S&P 500

                                CLASS Y
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=27.3%
                         SINCE INCEPTION=15.4%

                                         11/02/93*   12/31/93  6/30/94   12/31/95  6/30/95   12/31/95
EVERGREEN TAX STRATEGIC FOUNDATION FUND
LEHMAN MUNICIPAL BOND INDEX
S&P 500



*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
6

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                      STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

 SHARES                                               VALUE
 COMMON STOCKS -- 46.4%
            AUTOMOTIVE EQUIPMENT &
               MANUFACTURING -- 1.7%
   7,000    Chrysler Corp......................... $   387,625
            BANKS -- 12.3%
  19,000    Bank of Boston Corp...................     878,750
   7,000    Bankers Trust New York Corp...........     465,500
   5,000    Barnett Banks, Inc....................     295,000
   2,500    Baybanks, Inc.........................     245,625
   1,900    First Empire State Corp...............     414,200
  11,000    First of America Bank Corp............     488,125
   1,500    +First Union Corp.....................      83,438
                                                     2,870,638
            BUILDING, CONSTRUCTION &
               FURNISHINGS -- 1.1%
   9,000    Roanoke Electric Steel Corp...........     149,625
   6,250    *Southern Energy Homes, Inc...........     109,375
                                                       259,000
            CHEMICALS -- 1.0%
  10,000    Schulman (A.), Inc....................     225,000
            CONSUMER PRODUCTS -- 1.2%
  10,000    Adidas AG ADS.........................     267,500
            ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.9%
   6,000    Avnet, Inc............................     268,500
   5,000    Hewlett-Packard Co....................     418,750
  12,000    Intel Corp............................     681,000
                                                     1,368,250
            FINANCE & INSURANCE -- 5.4%
   2,000    American International Group, Inc.....     185,000
  10,000    Countrywide Credit Industries, Inc....     217,500
   3,000    Federal National Mortgage
               Association........................     372,375
   3,000    Inter-Regional Financial Group, Inc...      75,750
  10,000    John Alden Financial Corp.............     208,750
   8,000    John Nuveen Co. (The) Cl. A...........     198,000
                                                     1,257,375
            HEALTH CARE PRODUCTS & SERVICES -- 1.9%
   5,000    *Lincare Holdings, Inc................     125,000
 SHARES                                               VALUE
            HEALTH CARE PRODUCTS & SERVICES --
               (CONTINUED)
   5,000    Merck & Co., Inc...................... $   328,750
                                                       453,750
            INDUSTRIAL COMMERCIAL GOODS &
               SERVICES -- 1.3%
   5,000    *Chemfab Corp.........................     105,000
   4,000    PHH Corp..............................     187,000
                                                       292,000
            PAPER & PACKAGING -- 1.3%
   6,000    Avery Dennison Corp...................     300,750
            REAL ESTATE -- 8.2%
   1,000    *Alexander's, Inc.....................      69,500
   7,500    Capstead Mortgage Corp................     171,563
   3,500    Continental Homes Holding Corp........      86,187
  20,000    Crown American Realty Trust...........     157,500
  40,000    CWM Mortgage Holdings, Inc............     680,000
   5,000    Gables Residential Trust..............     114,375
   5,100    Hospitality Properties Trust..........     136,425
   8,000    Irvine Apartment Communities, Inc.....     154,000
   6,000    Kaufman & Broad Home Corp.............      89,250
   7,000    Patriot American Hospitality, Inc.....     180,250
   3,485    Security Capital Pacific Trust........      68,828
                                                     1,907,878
            RETAILING -- 2.4%
   7,000    Lowe's Companies, Inc.................     234,500
   7,000    Mercantile Stores Co., Inc............     323,750
                                                       558,250
            THRIFT INSTITUTIONS -- 1.2%
   7,500    *FFE Financial Corp...................     190,312
  15,000    *Suncoast Savings and Loan
               Association........................      93,750
                                                       284,062
            TRANSPORTATION -- .7%
   2,000    Burlington Northern Sante Fe..........     156,000
            UTILITIES-ELECTRIC -- .8%
   9,900    TNP Enterprises, Inc..................     185,625
            TOTAL COMMON STOCKS
               (COST $8,883,862)..................  10,773,703

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)              STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
 AMOUNT                                               VALUE
 MUNICIPAL OBLIGATIONS -- 52.1%
            LONG-TERM -- 48.7%
            ALASKA -- 1.0%
$210,000    Anchorage, Alaska General Obligation
               School and General Obligation
               Refunding School Bonds, Series 1995
               6.00%, 10/1/14 (FGIC).............. $   229,343
            ARIZONA -- 2.3%
 500,000    City of Tucson, Arizona Water System
               Revenue Refunding Bonds, Series
               1993
               5.70%, 7/1/08 (FGIC)...............     530,130
            CALIFORNIA -- 2.2%
 250,000    Contra Costa County, California Water
               District; Water Revenue Bonds,
               Series G
               5.75%, 10/1/14 (MBIA)..............     258,903
 250,000    San Jose-Santa Clara, California Clean
               Water Financing Authority; Sewer
               Revenue Bonds, Series 1995A 5.67%,
               11/15/20 (FGIC)....................     249,812
                                                       508,715
            CONNECTICUT -- 1.1%
 250,000    Connecticut Health and Education
               Facilities Authority; Revenue
               Bonds (Kent School Issue) Series B
               5.40%, 7/1/23 (MBIA)...............     250,638
            COLORADO -- 5.9%
 500,000    Arapahoe County, Colorado Capital
               Improvement Trust Fund Highway
               Revenue Bonds; E-470 Public Highway
               Authority 6.15%, 8/31/26 (MBIA)....     537,375
 250,000    City and County of Denver, Colorado
               Airport System Revenue Bonds Series
               1995C
               5.60%, 11/15/25 (MBIA).............     249,623
 500,000    School District No. 1 in the City and
               County of Denver General Obligation
               Refunding Bonds, Series 1994A
               6.50%, 6/1/10 (MBIA)...............     576,950
                                                     1,363,948
            FLORIDA -- 4.6%
 500,000    City of Palm Bay, Florida Utility
               System Refunding Revenue Bonds,
               Series 1994
               5.00%, 10/1/15 (MBIA)..............     490,730
 250,000    City of Pensacola, Florida Sales &
               Excise Tax Refunding Revenue Bonds,
               Series 1995
               5.50%, 10/1/12 (MBIA)..............     257,135
PRINCIPAL
 AMOUNT                                               VALUE
            FLORIDA -- (CONTINUED)
$300,000    Dade County, Florida Aviation Revenue
               Refunding Bonds, Series 1995A
               6.10%, 10/1/11 (AMBAC)............. $   324,870
                                                     1,072,735
            GEORGIA -- 2.1%
 500,000    Metropolitan Atlanta Rapid Transit
               Authority; Sales Tax Revenue Bonds,
               (Second Indenture Series) Series
               1993A
               5.125%, 7/1/18 (AMBAC).............     489,865
            ILLINOIS -- 1.4%
 300,000    Illinois State Toll Highway Authority;
               Toll Highway Priority Revenue
               Bonds, Series 1992A 6.20%, 1/1/16
               (FGIC).............................     317,157
            MASSACHUSETTS -- 2.4%
 250,000    Massachusetts Bay Transportation
               Authority; General Transportation
               System Bonds, Series 1994A 7.00%,
               3/1/08.............................     294,655
 250,000    Massachusetts Housing Finance Agency;
               Housing Revenue Refunding Bonds,
               Series 1994A 5.95%, 10/1/08
               (AMBAC)............................     260,628
                                                       555,283
            MICHIGAN -- 2.7%
 300,000    Caledonia Community Schools, Counties
               of Kent, Allegan and Barry Series
               1993 Refunding Bonds, (General
               Obligation --
               Unlimited Tax)
               5.50%, 5/1/22......................     299,976
 300,000    Michigan Municipal Bond Authority
               Revenue Bonds; Local Gov't Loan
               Program, Series 1994G
               6.55%, 11/1/08 (AMBAC).............     335,829
                                                       635,805
            NEW JERSEY -- .7%
 160,000    Delaware River Port Authority Revenue
               Bonds, Series 1995 5.50%, 1/1/26
               (FGIC).............................     160,978
            NEW YORK -- 7.9%
 325,000    Dormitory Authority of the State of
               New York (City University System
               Consolidated Revenue Bonds) Third
               General Resolution Series 1
               5.375%, 7/1/25 (AMBAC).............     322,383

8

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)              STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
 AMOUNT                                               VALUE
 MUNICIPAL OBLIGATIONS -- CONTINUED
            LONG-TERM -- (CONTINUED)
            NEW YORK -- (CONTINUED)
$250,000    New York State Medical Care Facilities
               Finance Agency (Mental Health
               Services Facilities Improvement
               Revenue Bonds) Series 1992B
               6.25%, 8/15/10 (AMBAC)............. $   269,858
 250,000    New York State Mortgage Agency;
               Homeowner Mortgage Revenue Bonds,
               Series 44 (AMT)
               6.60%, 4/1/03......................     263,523
 450,000    New York State Thruway Authority
               General Revenue Bonds, Series B
               5.00%, 1/1/14......................     441,103
 250,000    Niagara Falls, New York Bridge
               Commission (Toll Bridge System
               Revenue Bonds) Series 1993B 5.25%,
               10/1/15 (FGIC).....................     254,613
 250,000    Port Authority of New York and New
               Jersey Consolidated Bonds, Ninety
               Seventh Series
               7.00%, 7/15/05 (FGIC)..............     290,590
                                                     1,842,070
            NEVADA -- 1.1%
 250,000    Clark County, Nevada Las Vegas
               McCarran Int'l Airport (Passenger
               Facility Charge Revenue Bonds)
               Series 1992A
               6.00%, 7/1/22 (AMBAC)..............     259,260
            NORTH DAKOTA -- 1.8%
 400,000    Mercer County, North Dakota Pollution
               Control Refunding Revenue Bonds,
               Basin Electric Power Cooperative
               Antelope Valley Unit 1 and Common
               Facilities
               6.05%, 1/1/19 (AMBAC)..............     422,040
            OHIO -- 2.2%
 500,000    City of Cleveland, Ohio Waterworks
               Improvement First Mortgage
               Refunding Revenue Bonds,
               Series 1993G
               5.50%, 1/1/13 (MBIA)...............     524,890
PRINCIPAL
 AMOUNT                                               VALUE
            PENNSYLVANIA -- .7%
$160,000    Delaware River Port Authority Revenue
               Bonds, Series 1995 5.50%, 1/1/26
               (FGIC)............................. $   160,977
            PUERTO RICO -- 2.2%
 500,000    Puerto Rico Housing Bank & Finance
               Agency Affordable Housing Mortgage
               Subsidy Program; Single Family
               Mortgage Revenue Bonds, Portfolio I
               (AMT)
               5.85%, 4/1/09......................     508,985
            SOUTH CAROLINA -- 1.1%
 250,000    Hilton Head, South Carolina No. 1
               Public Service District; Waterworks
               and Sewer System Improvement and
               Refunding Revenue Bonds, Series
               1995 5.50%, 8/1/20 (MBIA)..........     250,837
            TENNESSEE -- 1.5%
 300,000    City of Bristol, Tennessee Health and
               Educational Facilities Board;
               Hospital Revenue Refunding Bonds,
               Series 1993
               6.75%, 9/1/07 (FGIC)...............     349,740
            TEXAS -- 2.7%
 500,000    City of Houston, Texas Water
               Conveyance System Contract;
               Certificate of Participation,
               Series 1993H
               7.50%, 12/15/10 (AMBAC)............     632,035
            VIRGINIA -- 1.1%
 250,000    City of Norfolk, Virginia Water
               Revenue Bonds, Series 1993 5.375%,
               11/1/23 (AMBAC)....................     248,017
               TOTAL LONG-TERM
                 (COST $10,667,664)...............  11,313,448

                                                                               9

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)              STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
 AMOUNT                                               VALUE
 MUNICIPAL OBLIGATIONS -- CONTINUED
            SHORT-TERM -- 3.4%
            GEORGIA -- 2.1%
$500,000    Hapeville Development Authority
               Revenue Bonds (Hapeville Hotel
               Limited Partnership Project) Series
               1985
               3.20% -- VRDN...................... $   500,000
            NEW YORK -- 1.3%
 300,000    The City of New York Fiscal 1995
               General Obligation Bonds Series B
               Subseries B-3
               4.40% -- VRDN......................     300,000
              TOTAL SHORT-TERM
                 (COST $800,000)..................     800,000
              TOTAL MUNICIPAL OBLIGATIONS
                 (COST $11,467,664)...............  12,113,448

 MUTUAL FUND SHARES -- .3%
 SHARES
  65,000    Lehman Municipal Money Market Fund (at
               net asset value)
               (COST $65,000)......................     65,000

              TOTAL INVESTMENTS
                 (COST $20,416,526)........  98.8%  22,952,151
              OTHER ASSETS AND
                 LIABILITIES -- NET........   1.2      290,382
              NET ASSETS................... 100.0% $23,242,533

* Non income producing security.
ADS -- American Depository Shares.
AMT -- Subject to alternative minimum tax.
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates are determined and reset by the issuer daily. Interest rates presented for these securities are those in effect as of December 31, 1995.
+ At December 31, 1995, the Fund owned 1,500 shares of common stock of First Union at a cost of $57,890. During the year ended December 31, 1995, the Fund earned $2,940 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
Municipal bond insurance companies:
AMBAC -- American Municipal Bond Assurance Corp.
FGIC -- Financial Guarantee Insurance Corp.
MBIA -- Municipal Bond Insurance Association.
     See accompanying notes to financial statements.
10

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $20,416,526).............................................................  $22,952,151
   Receivable for investment securities sold......................................................................      377,249
   Receivable for Fund shares sold................................................................................       33,634
   Dividends and interest receivable..............................................................................      230,526
   Unamortized organization expenses..............................................................................       26,889
   Prepaid expenses...............................................................................................       28,868
         Total assets.............................................................................................   23,649,317
LIABILITIES:
   Due to custodian bank..........................................................................................       34,722
   Payable for investment securities purchased....................................................................      119,818
   Payable for Fund shares purchased..............................................................................      116,689
   Accrued expenses...............................................................................................      104,612
   Accrued advisory fee...........................................................................................       17,073
   Organization expenses payable to Adviser.......................................................................        8,208
   Distribution fee payable.......................................................................................        5,662
         Total liabilities........................................................................................      406,784
NET ASSETS........................................................................................................  $23,242,533
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $20,706,908
   Net unrealized appreciation of investments.....................................................................    2,535,625
         Net assets...............................................................................................  $23,242,533
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($2,702,439/221,458 shares of beneficial interest outstanding)..................................       $12.20
   Sales charge -- 4.75% of offering price........................................................................          .61
      Maximum offering price......................................................................................       $12.81
   Class B Shares ($6,558,997/537,997 shares of beneficial interest outstanding)..................................       $12.19
   Class C Shares ($495,696/40,654 shares of beneficial interest outstanding).....................................       $12.19
   Class Y Shares ($13,485,401/1,103,476 shares of beneficial interest outstanding)...............................       $12.22

See accompanying notes to financial statements.
                                                                              11

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                      STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
   Interest........................................................................................               $  455,857
   Dividends (net of foreign withholding taxes of $942)............................................                  274,869
         Total investment income...................................................................                  730,726
EXPENSES:
   Advisory fee....................................................................................  $  140,386
   Distribution fee -- Class A Shares..............................................................       2,582
   Distribution fee -- Class B Shares..............................................................      21,725
   Shareholder services fee -- Class B Shares......................................................       7,242
   Distribution fee -- Class C Shares..............................................................       1,292
   Shareholder services fee -- Class C Shares......................................................         431
   Registration and filing fees....................................................................      81,530
   Custodian fee...................................................................................      65,180
   Transfer agent fee..............................................................................      47,112
   Reports and notices to shareholders.............................................................      33,742
   Professional fees...............................................................................      30,643
   Insurance.......................................................................................       8,566
   Amortization of organization expenses...........................................................       8,074
   Trustees' fees and expenses.....................................................................       6,979
   Miscellaneous...................................................................................         968
         Total expenses............................................................................     456,452
   Less: Fee waivers and expense reimbursements....................................................    (182,518)
         Net expenses..............................................................................                  273,934
Net investment income..............................................................................                  456,792
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments................................................................                  671,486
   Net change in unrealized appreciation (depreciation) of investments.............................                2,607,309
Net gain on investments............................................................................                3,278,795
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $3,735,587

See accompanying notes to financial statements.
12

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                 STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                                                     1995          1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $   456,792   $   216,225
   Net realized gain on investments.............................................................      671,486       223,927
   Net change in unrealized appreciation (depreciation) of investments..........................    2,607,309      (170,351)
         Net increase in net assets resulting from operations...................................    3,735,587       269,801
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares...............................................................................      (34,215)           --
   Class B Shares...............................................................................      (72,776)           --
   Class C Shares...............................................................................       (4,715)           --
   Class Y Shares...............................................................................     (346,086)     (215,225)
         Total distributions to shareholders from net investment income.........................     (457,792)     (215,225)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares...............................................................................         (162)           --
   Class B Shares...............................................................................         (345)           --
   Class C Shares...............................................................................          (22)           --
   Class Y Shares...............................................................................       (1,644)           --
         Total distributions to shareholders in excess of net investment income.................       (2,173)           --
   FROM NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares...............................................................................      (77,951)           --
   Class B Shares...............................................................................     (199,612)           --
   Class C Shares...............................................................................      (14,445)           --
   Class Y Shares...............................................................................     (490,453)      (99,018)
         Total distributions to shareholders from net realized gain on
            investments.........................................................................     (782,461)      (99,018)
         Total distributions to shareholders....................................................   (1,242,426)     (314,243)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................   10,412,208     5,836,214
   Proceeds from reinvestment of distributions..................................................    1,158,751       293,992
   Payment for shares redeemed..................................................................   (1,396,543)     (935,002)
   Net increase resulting from Fund share transactions..........................................   10,174,416     5,195,204
         Net increase in net assets.............................................................   12,667,577     5,150,762
NET ASSETS:
   Beginning of year............................................................................   10,574,956     5,424,194
   End of year (including undistributed net investment income of $0 and $1,000, respectively)...  $23,242,533   $10,574,956

See accompanying notes to financial statements.
                                                                              13

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                        FINANCIAL HIGHLIGHTS

                                                                           JANUARY 17, 1995*      JANUARY 6, 1995*
                                                                                THROUGH               THROUGH
                                                                           DECEMBER 31, 1995     DECEMBER 31, 1995
                                                                             CLASS A SHARES        CLASS B SHARES
PER SHARE DATA:
Net asset value, beginning of period....................................         $10.44                $10.31
Income from investment operations:
  Net investment income.................................................            .29                   .22
  Net realized and unrealized gain on investments.......................           2.24                  2.37
      Total from investment operations..................................           2.53                  2.59
Less distributions to shareholders from:
  Net investment income.................................................           (.31)                 (.25)
  Net realized gain on investments......................................           (.46)                 (.46)
      Total distributions...............................................           (.77)                 (.71)
Net asset value, end of period..........................................         $12.20                $12.19
TOTAL RETURN**..........................................................          24.8%                 25.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................         $2,702                $6,559
Ratios to average net assets #:
  Expenses+.............................................................          1.75%                 2.50%
  Net investment income+................................................          2.79%                 2.03%
Portfolio turnover rate++...............................................           110%                  110%
                                                                            MARCH 3, 1995*
                                                                               THROUGH
                                                                          DECEMBER 31, 1995
                                                                            CLASS C SHARES
PER SHARE DATA:
Net asset value, beginning of period....................................        $10.69
Income from investment operations:
  Net investment income.................................................           .22
  Net realized and unrealized gain on investments.......................          1.99
      Total from investment operations..................................          2.21
Less distributions to shareholders from:
  Net investment income.................................................          (.25)
  Net realized gain on investments......................................          (.46)
      Total distributions...............................................          (.71)
Net asset value, end of period..........................................        $12.19
TOTAL RETURN**..........................................................         21.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................          $496
Ratios to average net assets #:
  Expenses+.............................................................         2.50%
  Net investment income+................................................         2.07%
Portfolio turnover rate++...............................................          110%

*  Commencement of class operations.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
++ Portfolio turnover is calculated for the fiscal year ended December 31, 1995. # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                JANUARY 17, 1995*  JANUARY 6, 1995*
                                                                                     THROUGH            THROUGH
                                                                                DECEMBER 31, 1995  DECEMBER 31, 1995
                                                                                 CLASS A SHARES     CLASS B SHARES
Expenses.......................................................................        5.02%             3.65%
Net investment income (loss)...................................................        (.48%)             .88%
                                                                                  MARCH 3, 1995*
                                                                                      THROUGH
                                                                                 DECEMBER 31, 1995
                                                                                  CLASS C SHARES
Expenses.......................................................................         18.91%
Net investment income (loss)...................................................        (14.34%)

See accompanying notes to financial statements.
14

(Photo of           EVERGREEN TAX STRATEGIC FOUNDATION FUND
a dam)                           CLASS Y SHARES
                              FINANCIAL HIGHLIGHTS

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                     1995      1994
PER SHARE DATA:
Net asset value, beginning of period..............................................................  $ 10.27   $ 10.31
Income from investment operations:
  Net investment income...........................................................................      .35       .27
  Net realized and unrealized gain on investments.................................................     2.39       .08
      Total from investment operations............................................................     2.74       .35
Less distributions to shareholders from:
  Net investment income...........................................................................     (.33)     (.27)
  Net realized gain on investments................................................................     (.46)     (.12)
      Total distributions.........................................................................     (.79)     (.39)
Net asset value, end of period....................................................................  $ 12.22   $ 10.27
TOTAL RETURN**....................................................................................    27.3%      3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................................  $13,485   $10,575
Ratios to average net assets #:
  Expenses........................................................................................    1.50%     1.49%
  Net investment income...........................................................................    3.06%     2.87%
Portfolio turnover rate...........................................................................     110%      245%

                                                                                                    NOVEMBER 2, 1993*

                                                                                                         THROUGH

                                                                                                    DECEMBER 31, 1993

PER SHARE DATA:
Net asset value, beginning of period..............................................................       $ 10.00

Income from investment operations:
  Net investment income...........................................................................           .05

  Net realized and unrealized gain on investments.................................................           .31

      Total from investment operations............................................................           .36

Less distributions to shareholders from:
  Net investment income...........................................................................          (.05)

  Net realized gain on investments................................................................            --

      Total distributions.........................................................................          (.05)

Net asset value, end of period....................................................................       $ 10.31

TOTAL RETURN**....................................................................................          3.5%

RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................................       $ 5,424

Ratios to average net assets #:
  Expenses........................................................................................         .00%+

  Net investment income...........................................................................        3.65%+

Portfolio turnover rate...........................................................................           25%


*  Commencement of operations.
** Total return is calculated for the periods indicated and is not annualized.
+  Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                     1995      1994
 Expenses.........................................................................................    2.23%     2.41%
 Net investment income............................................................................    2.33%     1.95%

                                                                                                    NOVEMBER 2, 1993*

                                                                                                         THROUGH

                                                                                                    DECEMBER 31, 1993

 Expenses.........................................................................................         3.10%

 Net investment income............................................................................          .54%


See accompanying notes to financial statements.
                                                                              15

(Photo of                    EVERGREEN UTILITY FUND
power lines)

A REPORT FROM YOUR
PORTFOLIO MANAGER
BRAD DONAVAN
   Evergreen Utility Fund enjoyed a very good year in 1995, as    (Photo of
did utilities in general. For the calendar year, the Fund (all    Brad Donavan)
classes of shares) ranked in the top third of all 78 utility funds tracked by Lipper Analytical Services* during that time.
This strong performance was driven by a continued focus on
higher quality companies positioned to thrive in a more
competitive environment. Some examples include FPL Group,
AT&T, GTE, and MCN Corporation.
   The S&P Utility Composite Index** rose 42% for 1995,
beating the stronger surge of the broader market as measured by the S&P 500 Reinvested Index, which rose 37%.
Telecommunication stocks led the sector, with the seven
regional bells+ providing a total return of 44% as a group. Natural Gas stocks also performed well, with the S&P Natural Gas Index rising 36% in price for 1995. Finally, the electric utilities performed admirably with the Philadelphia Utility Index** rising 22% in price during the year. (For Fund performance information, please see page 17.)
   We continue to manage the Evergreen Utility Fund with a focus on companies with financial and operating strength which produce attractive current income and have the potential for modest capital appreciation. We have diversified the Fund across sectors of the utility industry and have added several companies outside the utility sector with attractive total return prospects.
   With regard to these sectors, the electric utility group continues to exhibit attractive relative valuation characteristics to both the bond market and the broader equity market, albeit to a lesser extent given the strong performance in 1995. We continue to feel positive about the group's defensive merits and continue to favor those electrics with strong competitive positioning, favorable regulatory outlooks, below-average dividend pay-out ratios, and superior dividend growth prospects. We added a new position in SCE Corporation, the beneficiary of a favorable regulatory ruling, during the second half of 1995. Final passage of the Telecommunications bill seems to have been delayed by political maneuvering. We still feel the long-distance companies will benefit the most from the enactment of this legislation. Moreover, Regional Bell Operating Company (RBOC) valuations seem to already discount even the most favorable outcomes for the local telephone companies. Accordingly, we have slowly been reducing our RBOC exposure in favor of niche long-distance companies such as U.S. Long Distance or independent telephone companies such as ALLTEL.
   Natural gas stocks are benefiting from a near perfect operating environment: colder than average weather; strong demand; low storage levels. We increased our exposure to the natural gas sector in the second half of 1995 with positions in MCN Corporation and New Jersey Resources. The Fund ended 1995 with 40% of net assets in telecommunications stocks, 37% in electric utilities, 7% in natural gas, 10% in Real Estate Investment Trusts (REITs) and 6% in non-utilities.
* LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR
FUND'S INCEPTION 1/4/94
** UNMANAGED INDEXES OF SELECTED SECURITIES. INVESTMENTS CAN NOT BE MADE IN AN INDEX.
INVESTMENT CONCENTRATION IN ONE SECTOR OF THE MARKET INCREASES RISKS THAT WOULD OTHERWISE BE DECREASED IN MORE DIVERSE INVESTMENTS.
+ BELL ATLANTIC, BELLSOUTH, AMERITECH, NYNEX, PACIFIC TELESIS, CDC COMMUNICATIONS, U. S. WEST
16

(Photo of                    EVERGREEN UTILITY FUND
power lines)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN UTILITY FUND
     The graphs below compare a $10,000 investment in the Evergreen Utility Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Index ("Indexes").

     (Four line graphs appear here with the following plot points:)

                                CLASS A
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=24.5%
                         SINCE INCEPTION=8.5%



                           1/4/94*    6/30/94   12/31/94   6/30/95   12/31/95
EVERGREEN UTILITY FUND
S&P 500
S&P UTILITY

                                CLASS B
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=24.9%
                         SINCE INCEPTION=8.6%



                           1/4/94*    6/30/94   12/31/94   6/30/95   12/31/95
EVERGREEN UTILITY FUND
S&P 500
S&P UTILITY

                                CLASS C
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=28.8%
                         SINCE INCEPTION=19.6%



                           9/2/94*    12/31/94   6/30/94  12/31/95
EVERGREEN UTILITY FUND
S&P 500
S&P UTILITY


                                CLASS Y
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=31.3%
                         SINCE INCEPTION=15.0%



                           2/28/94*    6/30/94   12/31/94   6/30/95   12/31/95
EVERGREEN UTILITY FUND
S&P 500
S&P UTILITY


*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              17

(Photo of                    EVERGREEN UTILITY FUND
power lines)                STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

  SHARES                                            VALUE
COMMON STOCKS -- 94.1%
              UTILITIES -- 77.8%
     80,000*  Airtouch Communications, Inc...... $  2,260,000
    110,000   ALLTEL Corp.......................    3,245,000
     82,000   American Electric Power Co.,
              Inc...............................    3,321,000
     24,800   Ameritech Corp....................    1,463,200
     89,000   AT & T Corp.......................    5,762,750
     47,000   Bell Atlantic Corp................    3,143,125
     40,000   BellSouth Corp....................    1,740,000
     30,100   Carolina Power & Light Co.........    1,038,450
     75,000   Central & South West Corp.........    2,090,625
    120,500   CINERGY Corp......................    3,690,313
     25,000   Eastern Utilities Association.....      590,625
     60,000   Entergy Corp......................    1,755,000
    135,000   Factory Stores of America, Inc....    1,771,875
    122,000   FPL Group, Inc....................    5,657,750
    125,000   Frontier Corp.....................    3,750,000
    166,700   GTE Corp..........................    7,334,800
    111,300   General Public Utilities Corp.....    3,784,200
     80,000   Hong Kong Telecommunications, Ltd.
              ADR...............................    1,420,000
    140,000   Houston Industries, Inc...........    3,395,000
     80,000   Illinova Corp.....................    2,400,000
    175,000   MCI Communications Corp...........    4,571,875
    160,000   MCN Corp..........................    3,720,000
    167,900*  Midcom Communications Inc.........    3,064,175
     40,000   New Jersey Resources Corp.........    1,205,000
    105,000   NICOR, Inc........................    2,887,500
     48,000   NIPSCO Industries, Inc............    1,836,000
     50,000   Northeast Utilities Service Co....    1,218,750
     74,000   NYNEX Corp........................    3,996,000
     50,000   Pacific Gas & Electric Co.........    1,418,750
     45,000   Pacific Telesis Group.............    1,513,125
    140,000   PECO Energy Co....................    4,217,500
     60,000   Public Service Co. of Colorado....    2,122,500
     40,000   Public Service Enterprise
              Group, Inc........................    1,225,000
     55,600   SCANA Corp........................    1,591,550
    100,000   SCEcorp...........................    1,775,000
    115,000   Shandong Huaneng Power Co., Ltd.
              S.A. ADR..........................      776,250
     60,000   Sprint Corporation................    2,392,500
     35,000   TNP Enterprises, Inc..............      656,250
     52,000   Tele Danmark ADR..................    1,436,500
  SHARES                                            VALUE
              UTILITIES -- (CONTINUED)
     37,000   Telefonica de Espana S.A. de C.V.
              ADR............................... $  1,549,375
     35,000   Texas Utilities Co................    1,439,375
     90,000   Unicom Corp.......................    2,947,500
     81,000*  U.S. Long Distance Corp...........    1,134,000
    145,000   U.S. West Communications Group,
              Inc...............................    5,183,750
     60,000   Utilicorp United, Inc.............    1,762,500
     80,000   Western Resources, Inc............    2,670,000
                                                  117,924,438
              BASIC INDUSTRY -- 1.6%
    161,000   Hanson Plc ADR....................    2,455,250
              ENERGY -- 3.2%
     24,100   Atlantic Richfield Co.............    2,669,075
     50,000   Williams Companies, Inc...........    2,193,750
                                                    4,862,825
              MEDIA -- 1.6%
    130,000*  U.S. West Media Group, Inc........    2,470,000
              REAL ESTATE -- 9.9%
    120,000   Chelsea GCA Realty, Inc...........    3,600,000
    161,000   General Growth Properties, Inc....    3,340,750
     11,600   HealthCare Realty Trust, Inc......      266,800
    136,500   Sovran Self Storage, Inc..........    3,600,188
     50,000   Starwood Lodging Trust............    1,487,500
    120,000   Storage Trust Realty..............    2,730,000
                                                   15,025,238
                TOTAL COMMON STOCKS
                   (COST $121,369,552)..........  142,737,751
CONVERTIBLE SECURITIES -- 1.6%
              UTILITIES -- 1.6%
     24,000   Compania de Inversiones en
              Telecomunicaciones S.A., PRIDES
              (exchangeable for ADS's of
              Telefonica de Argentina S.A.).....    1,392,000
     30,100   Nacional Financiera, S.N.C.,
              PRIDES (exchangeable for ADS's of
              Telefonos de Mexico, S.A.
              de C.V.)..........................      997,062
                TOTAL CONVERTIBLE
                   SECURITIES
                   (COST $2,725,734)............    2,389,062

(Photo of                    EVERGREEN UTILITY FUND
power lines)        STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

 PRINCIPAL
  AMOUNT                                            VALUE

CORPORATE BONDS -- 2.8%
             UTILITIES -- 2.8%
$1,000,000   Duke Power Co.
             7.00%, 9/1/05...................... $  1,035,311
 1,000,000   Norsk Hydro A.S.
             7.75%, 6/15/23.....................    1,125,497
 1,000,000   Pacific Telephone & Telegraph Co.
             7.25%, 2/1/08......................    1,020,099
 1,000,000   Virginia Electric & Power Co.
             7.57%, 12/9/02.....................    1,076,975
               TOTAL CORPORATE BONDS
                  (COST $3,802,643).............    4,257,882
               TOTAL LONG TERM INVESTMENTS
                  (COST $127,897,929)...........  149,384,695
REPURCHASE AGREEMENT -- 1.9%
  2,822,000   Donaldson, Lufkin & Jenrette
              Securities Corp., 5.75% dated
              12/29/95, due 1/2/96 --
              collateralized by $2,722,000 U.S.
              Treasury Notes, 8.50%, 4/15/97;
              value, including accrued interest
              $2,927,384
              (COST $2,822,000).................    2,822,000
                TOTAL INVESTMENTS
                   (COST $130,719,929)..   100.4%  152,206,695
                OTHER ASSETS AND
                   LIABILITIES -- NET...     (.4)     (635,980)
                TOTAL NET ASSETS........   100.0% $151,570,715

* Non-income producing security.
The following abbreviations are used in this portfolio:
ADR -- American Depository Receipts
ADS -- American Depository Shares
PRIDES -- Provisionally Redeemable Income Debt
           Exchangeable for Stock
See accompanying notes to financial statements.

(Photo of                    EVERGREEN UTILITY FUND
power lines)          STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $130,719,929)...........................................................  $152,206,695
   Dividends and interest receivable.............................................................................       916,944
   Receivable for Fund shares sold...............................................................................       108,734
   Prepaid expenses..............................................................................................        27,659
      Total assets...............................................................................................   153,260,032
LIABILITIES:
   Due to custodian bank.........................................................................................        37,710
   Payable for investment securities purchased...................................................................     1,079,841
   Payable for Fund shares repurchased...........................................................................       405,705
   Accrued expenses..............................................................................................       104,993
   Distribution fee payable......................................................................................        40,508
   Accrued advisory fee..........................................................................................        20,560
      Total liabilities..........................................................................................     1,689,317
NET ASSETS.......................................................................................................  $151,570,715
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $129,969,779
   Undistributed net investment income...........................................................................        68,090
   Accumulated net realized gain on investment transactions......................................................        46,080
   Net unrealized appreciation of investments....................................................................    21,486,766
      Net assets.................................................................................................  $151,570,715
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares ($107,872,279/9,988,198 shares of beneficial interest outstanding)................................  $      10.80
Sales charge -- 4.75% of offering price..........................................................................           .54
   Maximum offering price........................................................................................  $      11.34
Class B Shares ($35,661,658/3,299,581 shares of beneficial interest outstanding).................................  $      10.81
Class C Shares ($245,883/22,732 shares of beneficial interest outstanding).......................................  $      10.82
Class Y Shares ($7,790,895/720,319 shares of beneficial interest outstanding)....................................  $      10.82

See accompanying notes to financial statements.
20

(Photo of                    EVERGREEN UTILITY FUND
power lines)                STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $34,126)........................................               $ 4,411,302
   Interest.......................................................................................                   419,608
      Total investment income.....................................................................                 4,830,910
EXPENSES:
   Advisory fee...................................................................................    $456,021
   Administrative personnel and service fees......................................................      55,712
   Distribution fee -- Class A Shares.............................................................     133,582
   Distribution fee -- Class B Shares.............................................................     234,357
   Shareholder services fee -- Class B Shares.....................................................      78,119
   Distribution fee -- Class C Shares.............................................................       1,271
   Shareholder services fee -- Class C Shares.....................................................         424
   Transfer agent fee.............................................................................     121,515
   Custodian fee..................................................................................      60,300
   Registration and filing fees...................................................................      54,947
   Reports and notices to shareholders............................................................      32,371
   Professional fees..............................................................................      25,831
   Insurance expense..............................................................................       5,264
   Trustees' fees and expenses....................................................................       1,359
   Miscellaneous..................................................................................      31,397
      Total expenses..............................................................................   1,292,470
   Less: Fee waivers and expense reimbursements...................................................    (350,922)
      Net expenses................................................................................                   941,548
Net investment income.............................................................................                 3,889,362
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net change in unrealized appreciation of investments...........................................                17,561,515
   Net realized gain on investments...............................................................                 6,197,705
Net gain on investments...........................................................................                23,759,220
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $27,648,582

See accompanying notes to financial statements.
                                                                              21

(Photo of                    EVERGREEN UTILITY FUND
power lines)           STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             JANUARY 4, 1994*
                                                                                               YEAR ENDED        THROUGH
                                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                                  1995             1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................................................  $  3,889,362     $  1,350,527
   Net realized gain (loss) on investments..................................................     6,197,705          (93,656)
   Net change in unrealized appreciation (depreciation) of
      investments...........................................................................    17,561,515       (2,396,270)
      Net increase (decrease) in net assets resulting from operations.......................    27,648,582       (1,139,399)
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
      Class A Shares........................................................................    (2,358,231)        (191,065)
      Class B Shares........................................................................    (1,177,734)        (922,823)
      Class C Shares........................................................................        (6,275)          (1,182)
      Class Y Shares........................................................................      (298,965)        (210,047)
         Total distributions to shareholders from net investment
            income..........................................................................    (3,841,205)      (1,325,117)
   IN EXCESS OF NET INVESTMENT INCOME:
      Class Y Shares........................................................................            --           (5,477)
   FROM NET REALIZED GAIN ON INVESTMENTS:
      Class A Shares........................................................................    (4,315,104)              --
      Class B Shares........................................................................    (1,416,839)              --
      Class C Shares........................................................................        (9,717)              --
      Class Y Shares........................................................................      (316,309)              --
         Total distributions to shareholders from net realized gain on investments..........    (6,057,969)              --
         Total distributions to shareholders................................................    (9,899,174)      (1,330,594)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................     8,809,765       49,288,964
   Proceeds from shares issued from the acquisition of ABT
      Utility Income Fund, Inc..............................................................    99,162,259               --
   Proceeds from reinvestment of distributions..............................................     7,723,699        1,133,996
   Payment for shares redeemed..............................................................   (20,186,142)      (9,641,241)
      Net increase from Fund share transactions.............................................    95,509,581       40,781,719
         Net increase in net assets.........................................................   113,258,989       38,311,726
NET ASSETS:
   Beginning of year........................................................................    38,311,726               --
   End of year (including undistributed net investment income of $68,090 and $19,933,
     respectively)..........................................................................  $151,570,715     $ 38,311,726

* Commencement of operations.
See accompanying notes to financial statements.
22

(Photo of                    EVERGREEN UTILITY FUND
power lines)                  FINANCIAL HIGHLIGHTS

                                   CLASS A SHARES               CLASS B SHARES               CLASS C SHARES            CLASS Y
                                             JANUARY 4,                   JANUARY 4,                  SEPTEMBER 2,     SHARES
                                 YEAR          1994*          YEAR          1994*          YEAR          1994*          YEAR
                                 ENDED        THROUGH         ENDED        THROUGH         ENDED        THROUGH         ENDED
                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                 1995           1994          1995           1994          1995           1994          1995
PER SHARE DATA:
Net asset value, beginning
  of period.................      $9.00        $10.00          $9.00        $10.00          $9.01         $9.33          $9.00
Income (loss) from
  investment operations:
Net investment income.......        .44           .45            .37           .39            .37           .12            .47
Net realized and unrealized
  gain (loss) on
  investments...............       2.25         (1.01)          2.26         (1.01)          2.26          (.33)          2.27
    Total from investment
      operations............       2.69          (.56)          2.63          (.62)          2.63          (.21)          2.74
Less distributions to
  shareholders:
  From net investment
    income..................       (.44)         (.44)          (.37)         (.38)          (.37)         (.11)          (.47)
  In excess of net
    investment income.......         --            --             --            --             --            --             --
  From net realized gain on
    investments.............       (.45)           --           (.45)           --           (.45)           --           (.45)
    Total distributions.....       (.89)         (.44)          (.82)         (.38)          (.82)         (.11)          (.92)
Net asset value, end of
  period....................     $10.80         $9.00         $10.81         $9.00         $10.82         $9.01         $10.82
TOTAL RETURN+...............      30.7%         (5.6%)         29.9%         (6.2%)         29.8%         (2.2%)         31.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...........   $107,872        $4,190        $35,662       $28,792           $246          $128         $7,791
Ratios to average net
  assets:
  Expenses**................       .79%          .53%++        1.53%         1.27%++        1.54%         1.94%++         .54%
  Net investment income**...      4.51%         5.07%++        3.78%         4.19%++        3.76%         3.96%++        4.76%
Portfolio turnover rate.....        88%           23%            88%           23%            88%           23%            88%

                              FEBRUARY 28,
                                 1994*
                                THROUGH
                              DECEMBER 31,
                                  1994
PER SHARE DATA:
Net asset value, beginning
  of period.................      $9.51
Income (loss) from
  investment operations:
Net investment income.......        .37
Net realized and unrealized
  gain (loss) on
  investments...............       (.50)
    Total from investment
      operations............       (.13)
Less distributions to
  shareholders:
  From net investment
    income..................       (.37)
  In excess of net
    investment income.......       (.01)
  From net realized gain on
    investments.............         --
    Total distributions.....       (.38)
Net asset value, end of
  period....................      $9.00
TOTAL RETURN+...............      (1.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...........     $5,201
Ratios to average net
  assets:
  Expenses**................       .40%++
  Net investment income**...      4.93%++
Portfolio turnover rate.....        23%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                   CLASS A SHARES               CLASS B SHARES               CLASS C SHARES            CLASS Y
                                             JANUARY 4,                   JANUARY 4,                  SEPTEMBER 2,     SHARES
                                 YEAR          1994*          YEAR          1994*          YEAR          1994*          YEAR
                                 ENDED        THROUGH         ENDED        THROUGH         ENDED        THROUGH         ENDED
                             DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                 1995           1994          1995           1994          1995           1994          1995
 Expenses...................      1.18%         1.43%          1.93%         2.11%          1.93%         2.78%           .93%
 Net investment income......      4.12%         4.17%          3.37%         3.35%          3.37%         3.12%          4.37%

                              FEBRUARY 28,
                                 1994*
                                THROUGH
                              DECEMBER 31,
                                  1994
 Expenses...................      1.24%
 Net investment income......      4.09%

See accompanying notes to financial statements.
                                                                              23

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)

A REPORT FROM YOUR
PORTFOLIO MANAGER
NOLA M. FALCONE
   We are happy to announce that Evergreen Small Cap Equity    (Photo of
Income Fund completed its second full calendar year with a     Nola M. Falcone)
total return of 29.1%* (Class Y, no-load shares) -- notable when you consider this Fund had a dividend distribution rate higher than that of the S&P 500 Reinvested Index** (3.4% versus 2.2%). The Fund's investment objective is to achievie a return consisting of current income and capital appreciation in the value of its shares. In attempting to attain this goal, the Fund seeks growth by investing in small entrepreneurial companies, and attempts to reduce risk by utilizing convertible bonds, preferred stocks, and common stocks yielding more than the S&P 500.

The Fund's total return for calendar 1995 compares with +28.4%
for the Russell 2000 Index**, whose yield was 1.8% for that time. Since inception on October 1, 1993 through December 31, 1995, the Fund's average annual compound return was 12.9%, versus 12.1% for the Russell 2000 and 17.1% for the S&P 500. At calendar year-end, the Fund's median market cap was $195 million as compared with $277 million for the Russell 2000. The Fund's beta of
0.8 (at December 31) demonstrates that investing in yield issues helps to reduce volatility, as we had anticipated. Beta is a measure of the market risk of a fund's portfolio. It illustrates the volatility of the net asset value per share of a mutual fund as compared with the market as a whole, as measured by S&P 500 Reinvested Index which is assigned a beta of one. Generally, a beta of less than one indicates that a fund would fluctuate less than the market, and greater than one indicates it would fluctuate more than the market. A beta is subject to change. (For additional performance information, please see page 27.)
INVESTMENT STRATEGIES
   Our basic program of seeking to invest in the shares of smaller, financially strong, entrepreneurial companies should help provide a desired combination of growth and current yield. Mergers and acquisitions were record in number in 1995, fitting well with our focus of buying undervalued issues that not only have good growth potential but are also takeover targets in consolidating industries. The entrepreneurially managed companies in which we invest, particularly those still under the aegis of their founders, are often candidates for acquisition by larger firms seeking to diversify.
   During the year, we had three completed acquisitions for an average gain of 62.3%. These included: Paco Pharmaceutical Services, acquired by West Co. for a 27.3% gain (held 1 year, 8 months), Joslyn Corp. acquired by Danaher Corp. for a 38.3% gain (held 1 year, 10 months), and Elco Industries, acquired by Textron Inc. for a 121.4% gain (held 1 year). There is a pending takeover of Washington Energy Co. by Puget Sound Power and Light Co.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*PERFORMANCE FIGURES FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES ARE NOT
 AVAILABLE AS THOSE CLASSES WERE NOT IN EXISTENCE FOR THE FULL 12 MONTHS ENDED 12/31/95. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
THE FUND'S 30-DAY SEC YIELD (CLASS Y, NO-LOAD SHARES) AS OF DECEMBER 31, 1995 WAS 3.15%.
**UNMANAGED REINVESTED INDEXES OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
24

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)
  Inflation declined in 1995, which led the Federal Reserve to ease. Long-term interest rates declined as the economy began to slow. We invested in a number of companies which are usually sensitive to interest rate changes; several were among our best performers. The insurance group with its holdings of the new reinsurance issues, GCR Holdings, Ltd., and LaSalle Re Holdings, Ltd. were favorably impacted. Renaissance Re Holdings, Ltd. provided a 56.4% gain for the Fund upon its sale in December (held 4 months). We also realized a gain of 22.0% in American Travellers Corp. 6-1/2% Convertible Debentures due October 1, 2005, (held for 2 months). Banks stocks were also favorably impacted in this environment, with unrealized gains for the year ranging from 66.5% on Vermont Financial Services Corp. to 47.2% on Deposit Guaranty Corp. and 42.2% on Interchange Financial Services Corp., among others. Surprisingly, the convertible debenture section, usually interest sensitive, did not move up as strongly as the S&P 500. We believe this group should rebound during the first half of 1996 since it has lagged the other market indices, especially if the Federal Reserve maintains its easing stance.
  Our strategic focus on health care products and services provided strong gains. Many health care related issues were depressed in 1994 due to concerns about restraints on medical spending, not only by the Federal government but also by corporations. But, in 1995 there was a dramatic rebound. For example, shares of ADAC Laboratories rose 53.9%, Kinetic Concepts, Inc. rose 74.0%, and Shared Medical Systems Corp. rose 65.7%. A gain of 49.3% was taken in Meridian Diagnostics, Inc. 7-1/4% Convertible Debenture due September 1, 2001 (held for 1 year, 7 months).
  Although we primarily work within a framework of theme investing, the portfolio has also been built by studying and selecting specific issues that fit within our overall strategy. The Fund's best performer for 1995 was American Business Products, 91.6%, followed by AMC Entertainment, Inc. $1.75 Convertible Preferred, an operator of multi-screen motion picture theaters, 75.2%. These gains, along with the 54.2% gain on Roanoke Electric Steel Corp. and the 41.9% gain on Research, Inc., a control instrumentation and heating device company, illustrate the wide range of research performed by our analytical efforts in building this portfolio. Evergreen Asset Management Corp. currently has 19 people involved in portfolio management and original, fundamental research. The dedication and insight of Steven Stokes, assistant portfolio manager, has been vital to the achievements of the Fund.
PORTFOLIO
   At fiscal year-end, we had a position in cash and short-term investments of 11.4% due to our concerns about the high level of the market and the uncertainty created by the current budget negotiations. We are holding this position to enable us to add to or begin new purchases which we believe to be undervalued. Our largest industry investment is in banks, followed by utilities and healthcare products and service companies.
   Not all of the Fund's holdings provided positive returns for 1995. We mentioned the convertible debentures as lagging the S&P 500. We believe this group will rebound this year, not only because of market conditions, but also because we believe the underlying equities for these issues have strong growth prospects. Real Estate Investment Trusts (REITs) also underperformed as many of these were affected by the slowing consumer retail purchasing patterns. Apparel stocks also served as a drag on the portfolio. In these groups, we had negative performance in such issues as Oxford Industries, Inc., an apparel manufacturer, Russ Berrie & Co., Inc., a manufacturer of gifts and toys, and Tucker Properties Corp., a real estate investment trust which develops shopping centers. We have maintained these holdings because we believe they offer value and over time will provide improved performance for the portfolio.
                                                                              25

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)
OUTLOOK
   As we enter 1996, the economy is in a low inflation, slow growth phase which leads us to believe that the Federal Reserve will continue its policy of easing over the next few months. We are also seeing an easing in Europe which portends well for mergers and acquisitions worldwide. We anticipate a well sustained demand for shares of those companies which have powerful business franchises based on a stream of innovative products which will be sought after by the consumer or industry, or services which are uniquely effective. Credit availability will be a positive factor, gradually stimulating the recently depressed construction industry. Although we are currently seeing a pullback in technology-related issues, we believe that the long-term growth trends are still in place. However, it will be increasingly necessary to focus on those businesses which have the best customer franchises and the greatest ability to lead rather than follow.
   The merger and acquisition activity should continue this year due to low capital costs, strong cash positions, and strengthening balance sheets of numerous large companies. Many companies may choose to buy smaller companies that have strong growth outlooks in order to improve returns on equity. A large percent of our companies fit into this category.
   We welcome our new shareholders and seek to produce favorable returns as we focus on investing in well-run, well-financed smaller companies.
26

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SMALL CAP EQUITY INCOME FUND
     The graphs below compare a $10,000 investment in the Evergreen Small Cap Equity Income Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Russell 2000 Index and the NASDAQ OTC Composite Index ("Indexes").

     (Four line graphs appear here with the following plot points:)

                                CLASS A
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=23.4%



                           1/3/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN SMALL CAP
    EQUITY FUND
RUSSELL 2000
NASDAQ

                                CLASS B
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=23.7%



                           1/3/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN SMALL CAP
    EQUITY FUND
RUSSELL 2000
NASDAQ

                                CLASS C
                      AVERAGE ANNUAL TOTAL RETURN
                         SINCE INCEPTION=26.3%



                           1/24/95*    3/31/95   6/30/95   9/30/95   12/31/95
EVERGREEN SMALL CAP
    EQUITY FUND
RUSSELL 2000
NASDAQ

                                CLASS Y
                      AVERAGE ANNUAL TOTAL RETURN
                             ONE YEAR=29.1%
                         SINCE INCEPTION=12.9%



                       1/10/93*   12/31/93  6/30/94  12/31/94  6/30/95  12/31/95
EVERGREEN SMALL CAP
    EQUITY FUND
RUSSELL 2000
NASDAQ


*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              27

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)                  STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

 SHARES                                               VALUE
COMMON STOCKS -- 69.9%
           AUTOMOTIVE EQUIPMENT &
           MANUFACTURING -- .5%
   3,000   Simpson Industries, Inc................. $   27,000
           BANKS -- 16.7%
   5,000   BancorpSouth, Inc.......................    101,250
   3,000   CB Bancshares, Inc......................     87,000
   1,500   Citizens Bancorp........................     48,375
   1,500   Deposit Guaranty Corp...................     66,750
   2,000   First Midwest Bancorp, Inc..............     57,750
   1,500   Interchange Financial Services Corp.....     31,500
   3,000   Mahaska Investment Co...................     45,000
   2,000   One Valley Bancorp of
           West Virginia, Inc......................     62,500
   1,500   State Financial Services Corp...........     25,875
   4,000   Susquehanna Bancshares, Inc.............    106,000
   3,000   Vermont Financial Services Corp.........    103,688
  10,000   West Coast Bancorp, Inc.................    150,000
                                                       885,688
           BUILDING, CONSTRUCTION
           & FURNISHINGS -- .6%
   3,000   Monarch Cement Co.......................     34,875
           BUSINESS EQUIPMENT & SERVICES -- 4.4%
   4,500   American Business Products, Inc.........    128,250
   7,500   Computer Language Research, Inc.........    105,000
                                                       233,250
           CONSUMER PRODUCTS & SERVICES -- 2.1%
   4,000   Armor All Products Corp.................     72,500
   4,100   Piccadilly Cafeterias Inc...............     38,950
                                                       111,450
           ELECTRICAL EQUIPMENT &
           ELECTRONICS -- 1.1%
   8,100   Research Inc............................     60,750
           ENERGY -- 2.5%
   1,500   Berry Petroleum Co. Cl. A...............     15,187
   4,000   Enron Global Power & Pipelines L.L.C....     99,500
     600   Penn Virginia Corp......................     19,350
                                                       134,037
           FINANCE & INSURANCE -- 4.3%
   5,000*  GCR Holdings, Ltd.......................    112,500
   5,000*  LaSalle Re Holdings Ltd.................    114,375
                                                       226,875
           HEALTH CARE PRODUCTS & SERVICES -- 6.5%
   7,500   ADAC Laboratories.......................     90,937
  12,000   Kinetic Concepts, Inc...................    144,000
 SHARES                                               VALUE
           HEALTH CARE PRODUCTS & SERVICES --
           (CONTINUED)
   2,000   Shared Medical Systems Corp............. $  108,750
                                                       343,687
           INDUSTRIAL, COMMERCIAL GOODS &
           SERVICES -- 3.5%
   2,000   Gilbert Associates, Inc. Cl. A..........     25,000
   9,000   Lindberg Corp...........................     60,750
   2,000   Petrolite Corp..........................     57,000
   2,500   Roanoke Electric Steel Corp.............     41,563
                                                       184,313
           REAL ESTATE -- 6.3%
   2,000   CBL & Associates Properties, Inc........     43,500
   2,500   Chelsea GCA Realty, Inc.................     75,000
   2,000   Columbus Realty Trust...................     38,750
   2,000   Gables Residential Trust................     45,750
   1,000   Kranzco Realty Trust....................     14,750
   2,500   Sovran Self Storage, Inc................     65,938
   1,500   Tanger Factory Outlet Centers, Inc......     37,500
   1,300   Tucker Properties Corp..................     11,375
                                                       332,563
           RETAILING & DISTRIBUTION -- 4.5%
  12,000   Marsh Supermarkets, Inc. Cl. B..........    159,000
   3,800   Russ Berrie & Co., Inc..................     47,975
   4,200   Wolf (Howard B.), Inc...................     30,450
                                                       237,425
           TEXTILE & APPAREL -- 2.6%
   3,500   Kellwood Co.............................     71,312
   4,000   Oxford Industries, Inc..................     67,000
                                                       138,312
           THRIFT INSTITUTIONS -- .7%
   2,000   People's Savings Financial Corp.........     39,000
           UTILITIES -- ELECTRIC -- 6.1%
   3,000   Commonwealth Energy System..............    134,250
   3,000   Eastern Utilities Association...........     70,875
   6,500   TNP Enterprises, Inc....................    121,875
                                                       327,000
           UTILITIES -- GAS -- 6.5%
   2,000   Energen Corp............................     48,250
   4,000   New Jersey Resources Corp...............    120,500
   5,000   Providence Energy Corp..................     85,000
   3,000   Public Service Company
           of North Carolina, Inc..................     53,625
   2,000   Washington Energy Co....................     37,250
                                                       344,625

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)          STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

 SHARES                                               VALUE
COMMON STOCKS -- CONTINUED
           UTILITIES -- WATER -- 1.0%
   4,500   United Water Resources, Inc............. $   54,000
             TOTAL COMMON STOCKS
                (COST $3,111,087)..................  3,714,850
CONVERTIBLE PREFERRED STOCKS -- 5.9%
           BANKS -- .4%
     700   Second Bancorp Inc.
           $1.50, Series A-1.......................     22,663
           BUILDING, CONSTRUCTION &
           FURNISHINGS -- .4%
     500   Southdown, Inc. $2.875 Series D.........     22,125
           ENERGY -- 2.8%
   4,000   Callon Petroleum Co. 8.50%..............    111,000
   1,400   Chieftain International Funding
           Corp. $1.8125...........................     35,350
                                                       146,350
           PUBLISHING, BROADCASTING &
           ENTERTAINMENT -- 2.3%
   3,000   AMC Entertainment, Inc. $1.75...........    122,250
             TOTAL CONVERTIBLE PREFERRED STOCKS
                (COST $254,953)....................    313,388

PRINCIPAL
 AMOUNT
 CONVERTIBLE DEBENTURES -- 12.8%
            BANKS -- 1.1%
$ 50,000    First State Bancorp
            7.00%, 11/1/03.........................     58,750
            BUILDING, CONSTRUCTION &
            FURNISHINGS -- 1.1%
  60,000    Medusa Corp.
            6.00%, 11/5/03.........................     58,200
            CONSUMER PRODUCTS & SERVICES -- 2.4%
 130,000    Max & Erma's Restaurants, Inc.
            8.00%, 9/1/04..........................    127,075
            FINANCE & INSURANCE -- 2.2%
 100,000    Trenwick Group, Inc.
            6.00%, 12/15/99........................    118,000
            HEALTH CARE PRODUCTS & SERVICES -- 2.0%
 100,000    Maxxim Medical, Inc.
            6.75%, 3/1/03..........................    103,000

PRINCIPAL
 AMOUNT                                               VALUE
 CONVERTIBLE DEBENTURES -- CONTINUED
            INDUSTRIAL COMMERCIAL GOODS &
            SERVICES -- 1.9%
$ 50,000    Quanex Corp.
            6.88%, 6/30/07......................... $   48,250
  50,000    Telxon Corp.
            7.50%, 6/1/12..........................     52,500
                                                       100,750
            RETAILING & DISTRIBUTION -- 2.1%
  50,000    Baker (J.), Inc.
            7.00%, 6/1/02..........................     35,000
  90,000    Proffitt's Inc.
            4.75%, 11/1/03.........................     76,500
                                                       111,500
              TOTAL CONVERTIBLE DEBENTURES
                 (COST $668,086)...................    677,275
 SHORT TERM U.S GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
 100,000    Federal Farm Credit Bank
            5.45%, 1/16/96.........................     99,772
 150,000    Federal Home Loan Bank
            5.50%, 1/31/96.........................    149,313
            Federal Home Loan Mortgage Association
 200,000    5.50%, 1/25/96.........................    199,267
 100,000    5.48%, 1/31/96.........................     99,543
                                                       298,810

              TOTAL SHORT-TERM INVESTMENTS
                (COST $547,895)....................    547,895
              TOTAL INVESTMENTS
                (COST $4,582,021)...........  98.9%  5,253,408
              OTHER ASSETS AND
                LIABILITIES -- NET..........   1.1      58,808
              TOTAL NET ASSETS.............. 100.0% $5,312,216

* Non-income producing security.
See accompanying notes to financial statements.
                                                                              29

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)            STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31,1995

ASSETS:
   Investments at value (identified cost $4,582,021)................................................................  $5,253,408
   Receivable from Adviser..........................................................................................      47,616
   Prepaid expenses.................................................................................................      25,609
   Dividends and interest receivable................................................................................      23,668
   Unamortized organization expenses................................................................................      17,280
   Receivable for Fund shares sold..................................................................................      11,100
         Total assets...............................................................................................   5,378,681
LIABILITIES:
   Due to custodian bank............................................................................................       2,417
   Accrued expenses.................................................................................................      64,048
         Total liabilities..........................................................................................      66,465
NET ASSETS..........................................................................................................  $5,312,216
NET ASSETS CONSIST OF:
   Paid-in capital..................................................................................................  $4,608,407
   Accumulated net realized gain on investment transactions.........................................................      32,422
   Net unrealized appreciation of investments.......................................................................     671,387
         Net assets.................................................................................................  $5,312,216
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($216,434/18,701 shares of beneficial interest outstanding).......................................      $11.57
   Sales charge -- 4.75% of offering price..........................................................................         .58
      Maximum offering price........................................................................................      $12.15
   Class B Shares ($265,840/22,977 shares of beneficial interest outstanding).......................................      $11.57
   Class C Shares ($23,634/2,044 shares of beneficial interest outstanding).........................................      $11.56
   Class Y Shares ($4,806,308/415,210 shares of beneficial interest outstanding)....................................      $11.58

See accompanying notes to financial statements.
30

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)                  STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends........................................................................................             $   142,214
   Interest.........................................................................................                  87,823
      Total investment income.......................................................................                 230,037
EXPENSES:
   Advisory fee.....................................................................................  $ 45,397
   Distribution fee -- Class A Shares...............................................................       340
   Distribution fee -- Class B Shares...............................................................     1,298
   Shareholder services fee -- Class B Shares.......................................................       433
   Distribution fee -- Class C Shares...............................................................       111
   Shareholder services fee -- Class C Shares.......................................................        37
   Registration and filing fees.....................................................................    78,754
   Custodian fee....................................................................................    59,176
   Transfer agent fee...............................................................................    41,618
   Professional fees................................................................................    16,848
   Reports and notices to shareholders..............................................................    12,899
   Insurance expense................................................................................     7,533
   Trustees' fees and expenses......................................................................     7,173
   Amortization of organization expense.............................................................     6,361
   Miscellaneous....................................................................................     2,318
      Total expenses................................................................................   280,296
   Less: Fee waivers and expense reimbursements.....................................................  (209,981)
      Net expenses..................................................................................                  70,315
Net investment income...............................................................................                 159,722
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.................................................................                 232,995
   Net change in unrealized appreciation (depreciation) of investments..............................                 786,111
Net gain on investments.............................................................................               1,019,106
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................             $ 1,178,828

See accompanying notes to financial statements.
                                                                              31

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)             STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                        1995         1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...........................................................................  $  159,722   $  108,281
   Net realized gain on investments................................................................     232,995       38,143
   Net change in unrealized appreciation (depreciation) of investments.............................     786,111     (150,229)
      Net increase (decrease) in net assets resulting from operations..............................   1,178,828       (3,805)
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME
   Class A Shares..................................................................................      (5,089)          --
   Class B Shares..................................................................................      (4,875)          --
   Class C Shares..................................................................................        (421)          --
   Class Y Shares..................................................................................    (155,906)    (101,829)
      Total distributions to shareholders from net investment income...............................    (166,291)    (101,829)
   FROM NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares..................................................................................      (8,583)          --
   Class B Shares..................................................................................     (10,427)          --
   Class C Shares..................................................................................        (900)          --
   Class Y Shares..................................................................................    (196,151)     (19,339)
      Total distributions to shareholders from net realized gain on investments....................    (216,061)     (19,339)
      Total distributions to shareholders..........................................................    (382,352)    (121,168)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.......................................................................   1,451,437    1,843,201
   Proceeds from reinvestment of distributions.....................................................     315,637       99,604
   Payment for shares redeemed.....................................................................    (864,156)    (441,492)
      Net increase resulting from Fund share transactions..........................................     902,918    1,501,313
         Net increase in net assets................................................................   1,699,394    1,376,340
NET ASSETS:
   Beginning of year...............................................................................   3,612,822    2,236,482
   End of year (including undistributed net investment income of $0 and $6,591, respectively)......  $5,312,216   $3,612,822

See accompanying notes to financial statements.
32

(Photo of            EVERGREEN SMALL CAP EQUITY INCOME FUND
buildings)                    FINANCIAL HIGHLIGHTS

                                                                                       JANUARY 3,         JANUARY 3,
                                                                                          1995*              1995*
                                                                                         THROUGH            THROUGH
                                                                                      DECEMBER 31,       DECEMBER 31,
                                                                                          1995               1995
                                                                                     CLASS A SHARES     CLASS B SHARES
PER SHARE DATA:
Net asset value, beginning of period..............................................         $9.64              $9.64
Income from investment operations:
   Net investment income..........................................................           .34                .28
   Net realized and unrealized gain on investments................................          2.45               2.43
      Total from investment operations............................................          2.79               2.71
Less distributions to shareholders:
   From net investment income.....................................................          (.37)              (.29)
   From net realized gains on investments.........................................          (.49)              (.49)
      Total distributions.........................................................          (.86)              (.78)
Net asset value, end of period....................................................        $11.57             $11.57
TOTAL RETURN**....................................................................         29.5%              28.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................          $216               $266
Ratios to average net assets#:
   Expenses+......................................................................         1.75%              2.50%
   Net investment income+.........................................................         3.39%              2.67%
Portfolio turnover rate++.........................................................           48%                48%
                                                                                      JANUARY 24,
                                                                                         1995*
                                                                                        THROUGH
                                                                                     DECEMBER 31,
                                                                                         1995
                                                                                    CLASS C SHARES
PER SHARE DATA:
Net asset value, beginning of period..............................................         $9.74
Income from investment operations:
   Net investment income..........................................................           .28
   Net realized and unrealized gain on investments................................          2.33
      Total from investment operations............................................          2.61
Less distributions to shareholders:
   From net investment income.....................................................          (.30)
   From net realized gains on investments.........................................          (.49)
      Total distributions.........................................................          (.79)
Net asset value, end of period....................................................        $11.56
TOTAL RETURN**....................................................................         27.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........................................           $24
Ratios to average net assets#:
   Expenses+......................................................................         2.50%
   Net investment income+.........................................................         2.63%
Portfolio turnover rate++.........................................................           48%

 * Commencement of class operations.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 + Annualized. Due to the recent commencement of their offering, the ratios for Class A ,Class B,and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
++ Portfolio turnover is calculated for the year ended December 31, 1995.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                         JANUARY 3,         JANUARY 3,
                                                                                            1995*             1995*
                                                                                           THROUGH           THROUGH
                                                                                        DECEMBER 31,       DECEMBER 31,
                                                                                            1995               1995
                                                                                       CLASS A SHARES     CLASS B SHARES
      Expenses......................................................................         24.45%             20.90%
      Net investment loss...........................................................        (19.30%)           (15.72%)
                                                                                       JANUARY 24,
                                                                                          1995*
                                                                                         THROUGH
                                                                                       DECEMBER 31,
                                                                                           1995
                                                                                      CLASS C SHARES
      Expenses......................................................................       187.29%
      Net investment loss...........................................................      (182.16%)

See accompanying notes to financial statements.
                                                                              33

                     EVERGREEN SMALL CAP EQUITY INCOME FUND
(Photo of                        CLASS Y SHARES
buildings)                    FINANCIAL HIGHLIGHTS

                                                                                          YEAR ENDED      YEAR ENDED
                                                                                         DECEMBER 31,    DECEMBER 31,
                                                                                             1995            1994
PER SHARE DATA:
Net asset value, beginning of period..................................................       $9.70          $10.15
Income (loss) from investment operations:
   Net investment income..............................................................         .38             .34
   Net realized and unrealized gain (loss) on investments.............................        2.38            (.41)
      Total from investment operations................................................        2.76            (.07)
Less distributions to shareholders:
   From net investment income.........................................................        (.38)           (.33)
   From net realized gains on investments.............................................        (.50)           (.05)
      Total distributions.............................................................        (.88)           (.38)
Net asset value, end of period........................................................      $11.58           $9.70
TOTAL RETURN+.........................................................................       29.1%            (.7%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................................      $4,806          $3,613
Ratios to average net assets#:
   Expenses...........................................................................       1.50%           1.48%
   Net investment income..............................................................       3.56%           3.72%
Portfolio turnover rate...............................................................         48%              9%
                                                                                         OCTOBER 1,
                                                                                           1993*
                                                                                          THROUGH
                                                                                        DECEMBER 31,
                                                                                            1993
PER SHARE DATA:
Net asset value, beginning of period..................................................     $10.00
Income (loss) from investment operations:
   Net investment income..............................................................        .10
   Net realized and unrealized gain (loss) on investments.............................        .15
      Total from investment operations................................................        .25
Less distributions to shareholders:
   From net investment income.........................................................       (.10)
   From net realized gains on investments.............................................         --
      Total distributions.............................................................       (.10)
Net asset value, end of period........................................................     $10.15
TOTAL RETURN+.........................................................................       2.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................................     $2,236
Ratios to average net assets#:
   Expenses...........................................................................         0%++
   Net investment income..............................................................      4.07%++
Portfolio turnover rate...............................................................        15%

 * Commencement of operations.
 + Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                          YEAR ENDED      YEAR ENDED
                                                                                         DECEMBER 31,    DECEMBER 31,
                                                                                             1995            1994
      Expenses........................................................................       4.34%           4.68%
      Net investment income (loss)....................................................        .72%            .53%
                                                                                         OCTOBER 1,
                                                                                           1993*
                                                                                          THROUGH
                                                                                        DECEMBER 31,
                                                                                            1993
      Expenses........................................................................      4.39%
      Net investment income (loss)....................................................      (.33%)

See accompanying notes to financial statements.
34

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Specialty Growth and Income Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Specialty Growth and Income Funds consist of Evergreen Tax Strategic Foundation Fund ("Tax Strategic"), Evergreen Utility Fund ("Utility") and Evergreen Small Cap Equity Income Fund ("Small Cap") known collectively as the Funds. Effective July 7, 1995, Utility changed its name from First Union Utility Portfolio.
     Tax Strategic's investment objective is to maximize the after-tax total return on its portfolio of investments by investing in equities as well as municipal securities, which are exempt from Federal income tax. Utility's investment objective is to achieve a return consisting of high current income and moderate capital appreciation by investing in a diversified portfolio of equity and debt securities of utility companies. Small Cap's investment objective is to achieve a return consisting of current income and capital appreciation in the value of its shares.
NOTE 2 -- ACQUISITION INFORMATION
     On June 30, 1995, Utility acquired substantially all of the net assets of ABT Utility Income Fund, Inc. ("ABT"), an open-end investment company registered under the Act through the issuance of 10,160,068 of its Class A Shares in exchange for ABT's net assets valued at $99,162,259. The aggregate net assets of Utility after the acquisition were $140,913,190.
     The acquired assets in this non-taxable exchange consisted primarily of portfolio securities with unrealized appreciation of $6,321,522.
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed monthly for Utility and quarterly for Tax Strategic and Small Cap. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may
                                                                              35
differ from amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of December 31, 1995, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                     UNDISTRIBUTED                 ACCUMULATED
                     NET INVESTMENT               REALIZED GAIN
                         INCOME                   ON INVESTMENTS
Tax Strategic           $  2,173                      ($17,391)
Small Cap                    (22)                           22

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     Capital losses incurred after October 31 within a fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Small Cap has incurred and will elect to defer such capital losses of $11,493.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Tax Strategic and Small Cap incurred in connection with their organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date they commenced operations.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union") is entitled to an annual fee of .50 of 1% of Utility's average daily net assets pursuant to the Fund's investment advisory agreement. First Union voluntarily waived $299,028 of its fee for the year ended December 31, 1995.
     Pursuant to an agreement with Tax Strategic's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union. Evergreen Asset is entitled to an annual fee based on each of Tax Strategic's and Small Cap's average daily net assets, respectively, in accordance with the following schedules:

      TAX STRATEGIC                              SMALL CAP
First $750 million   0.875%              First $750 million   1.00%
Next $250 million    0.750%              Next $250 million    0.90%
Over $1 billion      0.700%              Over $1 billion      0.80%

     Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions,
36

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets until the Fund's net assets reach $15 million. Evergreen Asset waived all of its advisory fee for the year ended December 31, 1995 under this limitation. For the year ended December 31, 1995, Evergreen Asset voluntarily limited Tax Strategic's total operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) to 1.50% of average daily net assets. For the year ended December 31, 1995, Evergreen Asset waived $96,975 of its advisory fee under this limitation. In addition, for the year ended December 31, 1995, Evergreen Asset voluntarily reimbursed expenses amounting to $85,543 and $164,584 for Tax Strategic and Small Cap, respectively. Evergreen Asset can modify or terminate voluntary waivers at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Tax Strategic and Small Cap and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1995, Tax Strategic and Small Cap incurred brokerage commissions of $35,954 and $4,863 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to these Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes Tax Strategic and Small Cap with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz, Incorporated ("Furman Selz") is each of the Funds' sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Tax Strategic and Small Cap, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     Through July 7, 1995, Federated Investor Services ("FAS") provided Utility with certain administrative personnel and services. Pursuant to Utility's agreement with FAS, FAS was entitled to $16,382, all of which was waived. Effective July 7, 1995, Evergreen Asset became Utility's administrator and Furman Selz became its sub-administrator. Evergreen Asset's and Furman Selz' fees for Utility are based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. This fee is calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     Evergreen Asset was entitled to $35,512 under this agreement, all of which was waived.
     At December 31, 1995, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $10.4 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A Shares, Class B Shares, and Class C Shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see note 5). Under the terms of the Plans, the Funds may
                                                                              37

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets. Rule 12b-1 fees are accrued daily and paid monthly.
     In connection with their Plans, Tax Strategic and Small Cap have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby Tax Strategic and Small Cap will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
     In connection with its Plan, through July 7, 1995, Utility had entered into a distribution agreement with Federated Securities Corp. ("FSC") whereby Utility compensated FSC for its services at a rate which did not exceed an annual fee of
 .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets. Effective July 7, 1995, Utility entered into a distribution agreement with EFD whereby Utility will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class B and C shareholders.
     Under the terms of a Shareholder Services Agreement with FUBS, Utility will pay FUBS, an annual fee of up to .25% of 1% of the average net assets of its Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain shareholder accounts.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 1995:

                     FRONT-END
                       SALES
                      CHARGES
Tax Strategic         $28,976
Utility                15,692
Small Cap                 284

     ORGANIZATIONAL EXPENSES -- Organizational Expenses for Utility were initially borne by FAS. As a result of Evergreen Asset becoming the Administrator, First Union purchased the remaining unreimbursed organizational expenses from FAS. As of December 31, 1995, $33,033 remains due to First Union.
NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     Tax Strategic and Small Cap have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Utility has an unlimited number of no par shares authorized. The shares are divided into classes which are designated Class Y, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B
38
and Class C shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans.
     Transactions in shares of beneficial interest were as follows:

                                                                                      YEAR ENDED               YEAR ENDED
                                                                                  DECEMBER 31, 1995*        DECEMBER 31, 1994
TAX STRATEGIC                                                                   SHARES       AMOUNT       SHARES       AMOUNT
CLASS A
Shares sold..................................................................   215,649    $ 2,527,734         --            --
Shares issued on reinvestment of distributions...............................     8,759        105,291         --            --
Shares redeemed..............................................................    (2,950)       (36,239)        --            --
Net increase.................................................................   221,458      2,596,786         --            --
CLASS B
Shares sold..................................................................   550,703      6,364,106         --            --
Shares issued on reinvestment of distributions...............................    21,721        260,033         --            --
Shares redeemed..............................................................   (34,427)      (407,693)        --            --
Net increase.................................................................   537,997      6,216,446         --            --
CLASS C
Shares sold..................................................................    39,093        457,822         --            --
Shares issued on reinvestment of distributions...............................     1,561         18,761         --            --
Shares redeemed..............................................................        --             --         --            --
Net increase.................................................................    40,654        476,583         --            --
CLASS Y
Shares sold..................................................................    92,229      1,062,541    565,134    $5,836,214
Shares issued on reinvestment of distributions...............................    66,375        774,666     28,865       293,992
Shares redeemed..............................................................   (84,665)      (952,606)   (90,753)     (935,002)
Net increase.................................................................    73,939        884,601    503,246     5,195,204
Total net increase resulting from Fund share transactions....................   874,048    $10,174,416    503,246    $5,195,204

* For Class A, Class B, and Class C shares, the Fund share transaction activity reflects the period January 17, 1995, January 6, 1995, and March 3, 1995, respectively (commencement of class operations) through December 31, 1995.
                                                                              39

                                                                                YEAR ENDED                   YEAR ENDED
                                                                             DECEMBER 31, 1995           DECEMBER 31, 1994*
UTILITY                                                                    SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold...........................................................      190,219    $ 1,885,138    1,050,103    $10,216,835
Shares issued in acquisition of ABT Utility
  Income Fund, Inc....................................................   10,160,068     99,162,259           --             --
Shares issued on reinvestment of distributions........................      505,736      5,335,896       17,247        160,044
Shares redeemed.......................................................   (1,333,516)   (13,551,249)    (601,659)    (5,692,851)
Net increase..........................................................    9,522,507     92,832,044      465,691      4,684,028
CLASS B
Shares sold...........................................................      506,602      4,989,454    3,519,138     33,433,097
Shares issued on reinvestment of distributions........................      222,027      2,287,981       85,030        784,986
Shares redeemed.......................................................     (626,919)    (6,110,450)    (406,297)    (3,732,308)
Net increase..........................................................      101,710      1,166,985    3,197,871     30,485,775
CLASS C
Shares sold...........................................................       10,650        109,078       14,069        129,494
Shares issued on reinvestment of distributions........................        1,497         15,571          130          1,182
Shares redeemed.......................................................       (3,614)       (37,152)          --             --
Net increase..........................................................        8,533         87,497       14,199        130,676
CLASS Y
Shares sold...........................................................      184,329      1,826,095      580,992      5,509,538
Shares issued on reinvestment of distributions........................        8,025         84,251       20,357        187,784
Shares redeemed.......................................................      (49,697)      (487,291)     (23,687)      (216,082)
Net increase..........................................................      142,657      1,423,055      577,662      5,481,240
Total net increase resulting from Fund share transactions.............    9,775,407    $95,509,581    4,255,423    $40,781,719

* For Class A and Class B shares, the Fund share transaction activity reflects the period January 4, 1994 (commencement of class operations) through December 31, 1994. For Class C and Class Y shares, the Fund share transaction activity reflects the period September 2, 1994 and February 28, 1994, respectively (commencement of class operations) through December 31, 1994.
40

                                                                                    YEAR ENDED                YEAR ENDED
                                                                                DECEMBER 31, 1995*        DECEMBER 31, 1994
SMALL CAP                                                                      SHARES      AMOUNT       SHARES        AMOUNT
CLASS A
Shares sold..................................................................   20,272    $ 210,173           --             --
Shares issued on reinvestment of distributions...............................    1,218       13,667           --             --
Shares redeemed..............................................................   (2,789)     (30,712)          --             --
Net increase.................................................................   18,701      193,128           --             --
CLASS B
Shares sold..................................................................   24,055      248,049           --             --
Shares issued on reinvestment of distributions...............................    1,305       14,752           --             --
Shares redeemed..............................................................   (2,383)     (26,158)          --             --
Net increase.................................................................   22,977      236,643           --             --
CLASS C
Shares sold..................................................................    1,928       19,533           --             --
Shares issued on reinvestment of distributions...............................      116        1,317           --             --
Shares redeemed..............................................................       --           --           --             --
Net increase.................................................................    2,044       20,850           --             --
CLASS Y
Shares sold..................................................................   93,274      973,677      186,565    $ 1,843,201
Shares issued on reinvestment of distributions...............................   25,655      285,901       10,291         99,604
Shares redeemed..............................................................  (76,033)    (807,281)     (44,916)      (441,492)
Net increase.................................................................   42,896      452,297      151,940      1,501,313
Total net increase resulting from Fund share transactions....................   86,618    $ 902,918      151,940    $ 1,501,313

 * For Class A and Class B shares, the Fund share transaction activity reflects the period January 3, 1995, (commencement of class operations) through December 31, 1995. For Class C shares, the Fund share transaction activity reflects the period January 24, 1995, (commencement of class operations) through December 31, 1995.
NOTE 6 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended December 31, 1995 were as follows:

                         PURCHASES            SALES
Tax Strategic....       $26,323,775        $16,841,520
Utility..........       158,967,981         75,343,938
Small Cap........         2,393,265          1,893,391

     On December 31, 1995, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost for federal tax purposes was as follows:

                        APPRECIATION        DEPRECIATION            NET              TAX COST
Tax Strategic....       $  2,589,622         $   37,141         $ 2,552,481        $ 20,399,670
Utility..........         24,867,820          3,381,054          21,486,766         130,719,929
Small Cap........            768,077             96,690             671,387           4,582,021

NOTE 7 -- CONCENTRATION OF CREDIT RISK
     Tax Strategic invests the municipal bond portion of its portfolio in obligations issued by states, territories and possessions of the United States and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Certain debt obligations held in the Fund's municipal portfolio may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.
                                                                              41

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN TAX STRATEGIC FOUNDATION FUND
     In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Tax Strategic Foundation Fund, at December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 15, 1996
42

                          INDEPENDENT AUDITORS' REPORT
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN UTILITY FUND:
     We have audited the accompanying statement of assets and liabilities of Evergreen Utility Fund including the statement of investments, as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for year ended December 31, 1995 and the period from January 4, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Utility Fund as of December 31, 1995, and the results of its operations for the year then ended, the changes in net assets and financial highlights for year ended December 31, 1995 and the period from January 4, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
February, 16, 1996
                                                                              43

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN SMALL CAP EQUITY INCOME FUND
     We have audited the accompanying statement of assets and liabilities of Evergreen Small Cap Equity Income Fund (one of the portfolios constituting Evergreen American Retirement Trust), including the statement of investments, as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Small Cap Equity Income Fund portfolio of Evergreen American Trust at December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.
                                      ERNST & YOUNG LLP
Boston, Massachusetts
February 15, 1996
44

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * Trustees for Tax Strategic
                               and Small Cap only.

                      FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the fiscal year ended December 31, 1995 Tax Strategic, Utility and Small Cap paid $13,968,
$2,781,823 and $89,950 respectively, in net long term capital gain distributions.
During the fiscal year ended December 31, 1995, Tax Strategic paid $275,603 of tax-exempt distributions. Of the total tax-exempt distributions, 13.64%, 12.56%, 12.95% and 12.57% is subject to alternative minimum tax for Class Y, Class A, Class B and Class C shares of Tax Strategic, respectively.
For corporate taxpayers 32.48%, 51.91% and 46.69% of the ordinary income distributions paid during the fiscal year ended December 31, 1995 by Tax Strategic, Utility and Small Cap respectively, qualified for corporate dividends received deduction.

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                          NOT       May lose value
                          FDIC      No bank guarantee
                        INSURED

                   Evergreen Funds Distributor, Inc.

537859                                                                2/96